SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 10 1998


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-21637                  95-4592204
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                    6355 Topanga Canyon Boulevard, Suite 120
                        Woodland Hills, California 91367
                    (Address of Principal Executive Offices)

                                 (818) 615-1500
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on December 10, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 10, 1998                      BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                       By:   /s/ Michael Ozen
                                          ----------------------------------
                                             Michael Ozen
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER
--------                                                           -----------

99.1              Press Release dated December 10, 1998.                5